Exhibit 99.1

APx Acquisition Corp. I, OmnigenicsAI Corp and MultiplAI Health Ltd enter into Business Combination Agreement to create a global AI-driven genomics platform

NASHVILLE, Tenn., March 26, 2024 — APx Acquisition Corp. I (NASDAQ: APXI) (“APx”), a publicly traded special purpose acquisition company, OmnigenicsAI Corp (“OmnigenicsAI”), a precision medicine company incubated by Bioceres Group PLC, and MultiplAI Health Ltd (“MultiplAI”), a UK-based AI-enabled preventive medicine company, have entered into a definitive Business Combination Agreement (“BCA”) that, upon closing, would result in OmnigenicsAI becoming a publicly listed company. The transaction is expected to close mid-year, subject to the approval of APx’s shareholders and other customary closing conditions and, upon closing, OmnigenicsAI’s shares are expected to be listed on Nasdaq under the ticker symbol “OMNI”.

The strategic combination creates a global AI-driven genomics company, focused on providing secure, precise, and reliable biological data. The integration of AI with precision medicine enables the interpretation of complex genomic data at an unprecedented scale, allowing for the delivery of highly personalized health insights, and clinical and therapeutic guidance.

OmnigenicsAI will offer a comprehensive suite of health evaluation services, in the following categories:

(1) Prevention: nutrition-based health risk-management that provides DNA and microbiome insights to understand how unique genes and habits impact long-term health, fostering preventive health strategies;

(2) Early Detection: RNA screening aimed at the early detection of complex diseases such as cardiovascular disease, by analyzing genomic relationships through blood tests; and

(3) Diagnostics and Treatment: specialized clinical genetic tests to enable personalized diagnostics and treatment, covering the fields of oncology, prenatal care, rare diseases and human microbiome, and complemented by telemedicine consultations with medical geneticists.

The combined company is expected to benefit from a highly accomplished global executive team, bolstered data science and R&D capabilities, as well as an expanded geographic footprint beyond Latin America into the United Kingdom and United States, particularly through key clinical and commercial partnerships.

Chairman of APx, Kyle Bransfield said: “This strategic merger not only reflects our innovative ethos at APx, but is also expected to position OmnigenicsAI at the vanguard of a global movement towards health equity and excellence.”

“OmnigenicsAI is pioneering a new category of healthcare that integrates the groundbreaking potential of artificial intelligence with today´s access to vast amounts of genomic data, to provide personalized insights that empower individuals to make informed health decisions throughout their lives” said Mark Ramondt, CFO and COO of MultiplAI and CEO nominee of OmnigenicsAI.

Transaction Overview

Pursuant to the BCA: (i) APx will merge with Heritas Merger Sub Limited (“Merger Sub”), a wholly owned subsidiary of OmnigenicsAI, with APx being the surviving entity and becoming a wholly owned subsidiary of OmnigenicsAI and (ii) APx’s ordinary shares and warrants will be exchanged for ordinary shares and warrants of OmnigenicsAI. Upon closing, OmnigenicsAI shares and warrants are expected to be publicly listed on Nasdaq under the ticker symbols “OMNI” and “OMNIW”, respectively.

In connection with the transaction, OmnigenicsAI´s controlling shareholder, Heritas Ltd (“Parent”), previously entered into a Share Purchase Agreement (“SPA”) pursuant to which it agreed to acquire 100% of the outstanding shares and convertible securities of MultiplAI. The closing of the SPA is conditioned on the closing of the BCA, and in accordance with the BCA, the equity interests in MultiplAI will be contributed by Parent to OmnigenicsAI prior to the closing of the BCA, resulting in MultiplAI becoming a wholly owned subsidiary of OmnigenicsAI. Thereafter, Parent will hold only shares in OmnigenicsAI. The deal values OmnigenicsAI and MultiplAI at a combined enterprise value of approximately $340 million at signing.

Additional information about the proposed transaction, including a copy of the BCA, will be provided on a Current Report on Form 8-K to be filed by APx with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

About APx Acquisition Corp. I

APx Acquisition Corp. I is a special purpose acquisition company, led by serial SPAC sponsor Kyle Bransfield in partnership with Daniel Braatz and Xavier Martinez of APx Capital, formed for the purpose of effecting a business combination with one or more businesses or entities. While APx may pursue an initial business combination in any industry, it intends to focus its search on companies in Spanish-speaking Latin American countries or companies outside of Latin America that provide goods and services to Spanish-speaking markets.

About OmnigenicsAI Corp

OmnigenicsAI, formerly Heritas, is a precision medicine company with nine years of experience operating in Latin America through two innovative business divisions dedicated to enhancing healthcare through proprietary genetic tests and services. The clinical diagnostics division offers genomic diagnostic tests and reports for clinical genomics, oncology, human microbiome and reproductive genomics, along with telehealth consultations, empowering patients and physicians with deep genetic insights to make informed health decisions. Its prevention division, Rewell, focuses on preventive care by offering direct-to-consumer solutions that include DNA and microbiome testing kits and telehealth sessions, guiding consumers to achieve personalized health and nutrition objectives.

About MultiplAI Health

MultiplAI is a UK-based preventive medicine company pioneering blood screening for cardiovascular and other complex diseases. MultiplAI uses RNA genomic sequencing, proprietary data transformation, and comprehensive AI analysis to transform simple blood samples into a precision, actionable risk assessment that drives proactive health management. MultiplAI is also developing foundation AI models across the biological spectrum, including genomics, transcriptomics, epigenomics, and proteomics.

About Bioceres Group PLC

Bioceres Group PLC is a UK-based advanced life sciences platform that promotes and develops businesses with strong scientific foundations to deliver transformative solutions that promote the preservation of the planet and the improvement of human life. Bioceres Group PLC has more than 20 years of experience bringing game-changing technologies to market with a diversified portfolio of global investments in the life sciences with a strong presence in Latin America.

Advisors

Greenberg Traurig, LLP, Maples & Calder (Cayman) LLP and Pérez Alati, Grondona, Benites & Arntsen acted as U.S./U.K., Cayman and Argentine legal counsel, respectively, to APx EarlyBirdCapital, Inc. acted as M&A advisor to APx.

Linklaters LLP, Ogier and Marval, O’Farrell & Mairal acted as U.S., Cayman and Argentine legal counsel, respectively, to OmnigenicsAI.

Important Information about the Proposed Business Combination and Where to Find It

This communication relates to the proposed business combination (the “Business Combination”) involving APx, OmnigenicsAI, Merger Sub and MultiplAI. In connection with the Business Combination, APx and MultiplAI will become subsidiaries of OmnigenicsAI, which will be the going-forward public company.

A full description of the terms of the Business Combination will be provided in a registration statement on Form F-4 (the “registration statement”) to be filed with the Securities and Exchange Commission (the “SEC”) by OmnigenicsAI that will include a prospectus with respect to OmnigenicsAI’s securities to be issued in connection with the transaction and a proxy statement with respect to the extraordinary general meeting of the shareholders of APx to vote on the transaction (the “proxy statement/prospectus”). OmnigenicsAI and APx urge investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about OmnigenicsAI, APx and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of APx as of a record date to be established for voting on the Business Combination. Once available, shareholders will also be able to obtain a copy of the registration statement on Form F-4—including the proxy statement/prospectus, and other documents filed with the SEC without charge—by directing a request to: OmnigenicsAI at 89 Nexus Way Camana Bay Grand Cayman, KYI-9009, Cayman Islands, and APx Acquisition Corp. I at 714 Westview Avenue, Nashville, TN 37205, United States. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

OmnigenicsAI, MultiplAI, APx, and their respective directors, executive officers, other members of management, and employees may be deemed participants in the solicitation of proxies from APx’s shareholders with respect to the proposed Business Combination. A list of the names of APx’s directors and executive officers and a description of their interests in APx is contained in APx’s filings with the SEC, including APx’s final prospectus relating to its initial public offering, which was filed with the SEC on December 6, 2021, and its Annual Report on

Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 8, 2023, are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of APx’s shareholders in connection with the proposed Business Combination will be set forth in the registration statement when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the registration when available. You may obtain free copies of these documents, when available, from the sources indicated above.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside APx’s, OmnigenicsAI’s or MultiplAI’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although APx, OmnigenicsAI and MultiplAI believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, none of APx, OmnigenicsAI and MultiplAI can assure you that any of them will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of OmnigenicsAI and MultiplAI to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of OmnigenicsAI’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (vi) APx’s, OmnigenicsAI’s and MultiplAI’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving APx, OmnigenicsAI or MultiplAI; (ix) changes in applicable laws or regulations; (x) failure of APx, OmnigenicsAI or MultiplAI to comply with laws and regulations applicable to APx’s, OmnigenicsAI’s or MultiplAI’s businesses; (xi) APx, OmnigenicsAI and MultiplAI estimates of expenses and profitability; (xii) assumptions regarding redemptions by APx’s shareholders; (xiii) changes in the competitive environment affecting OmnigenicsAI’s or MultiplAI’s businesses; (xiv) the impact of pricing pressure and erosion on OmnigenicsAI’s or MultiplAI’s businesses; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of OmnigenicsAI or MultiplAI to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for OmnigenicsAI’s or MultiplAI’s services; (xviii) OmnigenicsAI’s and MultiplAI’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in APx’s and OmnigenicsAI’s other filings with the SEC. There may be additional risks that none of APx, OmnigenicsAI or MultiplAI presently knows or that APx, OmnigenicsAI or MultiplAI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect APx’s, OmnigenicsAI’s or MultiplAI’s expectations, plans, or forecasts of future events and views of the date of this current report. The Company, OmnigenicsAI and MultiplAI anticipate that subsequent events will cause APx’s, OmnigenicsAI’s and MultiplAI’s respective assessments to change. Forward-looking statements speak only as of the date they are made, and none of APx, OmnigenicsAI and MultiplAI undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of APx, OmnigenicsAI and MultiplAI give any assurance that any of APx, OmnigenicsAI or MultiplAI will achieve expectations.

No Offer or Solicitation

This press release does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Contacts:

APx Acquisition Corp. I

Kyle Bransfield

kyle.bransfield@unionacquisitiongroup.com

OmnigenicsAI Corp

Mark Ramondt

mark@multiplaihealth.com

Bioceres Group PLC

Investor Relations

investorrelations@bioceresgroup.com